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                                                                  EXHIBIT 10.1



                           LOAN MODIFICATION AGREEMENT

         This Loan Modification Agreement (this "Loan Modification Agreement") is entered into as of June 11, 2003, by and between SILICON VALLEY BANK, a California-chartered bank, with its principal place of business at 3003 Tasman Drive, Santa Clara, California 95054 and with a loan production office located at One Newton Executive Park, Suite 200, 2221 Washington Street, Newton, Massachusetts 02462, doing business under the name "Silicon Valley East" ("Bank") and GTC BIOTHERAPEUTICS, INC., formerly known as Genzyme Transgenics Corporation, a Massachusetts corporation with its chief executive office located at 175 Crossing Boulevard, Suite 410, Framingham, Massachusetts 01702 ("Borrower").

1. DESCRIPTION OF EXISTING INDEBTEDNESS AND OBLIGATIONS. Among other indebtedness and obligations which may be owing by Borrower to Bank, Borrower is indebted to Bank pursuant to a loan arrangement dated as of March 27, 2002, evidenced by, among other documents, a certain Loan and Security Agreement dated as of March 27, 2002 between Borrower and Bank (as may be amended from time to time, the "Loan Agreement"). The Loan Agreement established: (i) a working capital line of credit in favor of Borrower in the maximum principal amount of One Million Dollars ($1,000,000.00) (the "Committed Revolving Line"), (ii) an equipment line of credit in favor of Borrower in the maximum principal amount of Four Million Dollars ($4,000,000.00) (the "Committed Equipment Line"), and (iii) a term loan to the Borrower in the principal amount of up to Six Million Six Hundred Thousand Dollars ($6,600,000.00) (the "Term Loan"). Capitalized terms used but not otherwise defined herein shall have the same meaning as in the Loan Agreement.

Hereinafter, all indebtedness and obligations owing by Borrower to Bank shall be referred to as the "Obligations".

2. DESCRIPTION OP COLLATERAL. Repayment of the Obligations is secured by the Collateral as described in the Loan Agreement and by the Collateral as described in a certain Pledge Agreement dated March 27, 2002 by Borrower in favor of Bank (together with any other collateral security granted to Bank, the "Security Documents").

Hereinafter, the Security Documents, together with all other documents evidencing or securing the Obligations shall be referred to as the "Existing Loan Documents".

3. DESCRIPTION OF CHANGE IN TERMS.

         A.       MODIFICATIONS TO LOAN AGREEMENT.

                  1. The outstanding balance of the Term Loan and the Equipment Advances under the Committed Equipment Line shall continue to amortize and be repaid in accordance with the terms of the Loan Agreement.

                  2. Section 2.1.4 of the Loan Agreement entitled "Equipment Advances" shall be retitled "2002 Equipment Advances". All references in the Loan Agreement to the "Committed Equipment Line" shall mean and refer to the "2002 Committed Equipment Line".


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                  3.       Section 2.1.6 of the Loan Agreement entitled
                           "Undisbursed Credit Extensions" shall be renumbered as Section 2.1.7 to appear immediately following
                           Section 2.1.6 (as described below).

                  4. The Loan Agreement is hereby amended by incorporating into Article 2 the following new Section 2.1.6 entitled "2003 Equipment Advances" to appear immediately following Section 2.1.5 thereof:

                                    "2.1.6. 2003 EQUIPMENT ADVANCES.

                                             (a) AVAILABILITY. Through December
                                    31, 2003 (the "2003 Equipment Availability
                                    End Date"), Bank shall make Equipment
                                    Advances under the 2003 Committed Equipment
                                    Line not exceeding the 2003 Committed
                                    Equipment Line. The Equipment Advances under the 2003 Committed Equipment Line may only be used to finance Eligible Equipment purchased after January 1, 2003 and no Equipment Advances under the 2003 Committed Equipment Line may exceed 100% of the equipment invoice excluding taxes, shipping, warranty charges, freight discounts and installation expense relating to such Equipment, unless such costs constitute Other Equipment. Equipment Advances when repaid may not be reborrowed.

                                             (b) INTEREST RATE. Interest accrues
                                    from the date of each Equipment Advance
                                    under the 2003 Committed Equipment Line at the rate in Section 2.2(a) and is payable on the Payment Date of each month.

                                             (c) REPAYMENT. Each Equipment
                                    Advances under the 2003 Committed Equipment
                                    Line shall be payable in: (a) 60 consecutive equal monthly installments of principal (based upon an amortization schedule of 60 months), plus (b) monthly payments of accrued interest, on the Payment Date of each month commencing with the first Payment Date following the date of such Equipment Advance and ending on the 2003 Equipment Maturity Date applicable to such Equipment Advance.

                                             (d) EQUIPMENT ADVANCE REQUEST. To
                                    obtain an Equipment Advance under the 2003
                                    Committed Equipment Line, Borrower must
                                    notify Bank (the notice is irrevocable) by facsimile no later than 3:00 p.m. Eastern time one (1) Business Day before the day on which the Equipment Advance is to be made. The notice in the form of EXHIBIT B (Payment/Advance Form) must be signed by a Responsible Officer or designee and include a copy of the invoice for the Equipment being financed."


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                  5.       The Loan Agreement is hereby amended by deleting the
                           following text appearing as the first sentence of
                           Section 2.2(a) entitled "Interest Rate":

                                    "The principal amounts outstanding under the Committed Revolving Line, Committed Equipment Line and the Term Loan shall accrue interest at a per annum rate equal to the Bank's Prime Rate."

                           and inserting in lieu thereof the following:

                                    "The principal amounts outstanding under the Committed Revolving Line, the 2002 Committed Equipment Line, the Term Loan and the 2003 Committed Equipment Line shall accrue interest at a per annum rate equal to the Bank's Prime Rate."

                  6. The Loan Agreement is hereby amended by deleting the following text appearing in Section 6.2(a) thereof:

                                    "and (v) other financial information
                                    reasonably requested by Bank."

                           and inserting in lieu thereof the following:

                                    "(v) updated projections approved by
                                    Borrower's Board of Directors, no less
                                    frequently than annually within thirty (30) days of the commencement of such fiscal year; and (vi) other financial information reasonably requested by Bank."

                  7. The Loan Agreement is hereby amended by deleting the following text appearing as the second sentence of
                           Section 6.6 entitled "Primary Accounts":

                                    "In addition to the foregoing, on the
                                    Closing Date, and at all times thereafter, Borrower and its wholly owned Subsidiaries shall maintain not less than Ten Million Dollars ($10,000,000.00) in unrestricted cash or securities, in accounts with the Bank or a Bank subsidiary, directed by Bank."

                           and inserting in lieu thereof the following:

                                    "In addition to the foregoing, Borrower and its wholly owned Subsidiaries shall maintain: (i) not less than Ten Million Dollars ($10,000,000.00) in unrestricted cash or securities, in accounts with the Bank or a Bank subsidiary, directed by Bank, at all times through June 29, 2003, and (ii) not less than Fifteen Million Dollars ($15,000,000.00) in unrestricted cash or securities, in accounts with the Bank or a Bank subsidiary, directed by Bank, commencing June 30, 2003 and at all times thereafter."


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                  8.       The Loan Agreement is hereby amended by deleting the
                           definition of "Equipment Advance" appearing in
                           Section 13.1 and inserting in lieu thereof the following:

                                    "EQUIPMENT ADVANCE" is defined in Section
                                    2.1.4 and shall apply to all Equipment
                                    Advances under this Agreement, as amended from time to time.

                  9. The Loan Agreement is hereby amended by incorporating into Section 13.1 the following definitions to appear alphabetically therein:

                                    "REVOLVING MATURITY DATE" is March 25, 2004.

                                    "2003 COMMITTED EQUIPMENT LINE" is an
                                    Equipment Advance or Equipment Advances of up to Two Million Two Hundred Fifty Thousand Dollars ($2,250,000.00).

                                    "2003 EQUIPMENT AVAILABILITY END DATE" is defined in Section 2.1.6(a).

                                    "2003 EQUIPMENT MATURITY DATE" is, for each
                                    Equipment Advance under the 2003 Committed
                                    Equipment Line, the sixtieth (60th) Payment
                                    Date following the date of such Equipment
                                    Advance.

4. FEES. The Borrower shall pay to Bank a modification fee equal to $2,500.00, which modification fee shall be due and payable on the date hereof and shall be deemed fully earned as of the date hereof. The Borrower shall also reimburse Bank for all legal fees and expenses incurred in connection with this amendment to the Existing Loan Documents.

5. RATIFICATION OF PLEDGE AGREEMENT. Borrower hereby ratifies, confirms and reaffirms, all and singular, the terms and conditions of a certain Pledge Agreement dated as of March 27, 2002 between Borrower and Bank, and acknowledges, confirms and agrees that said Pledge Agreement shall remain in full force and effect and the Collateral defined therein shall continue to secure the Obligations under the Loan Agreement, as amended hereby.

6. RATIFICATION OF NEGATIVE PLEDGE AGREEMENT. Borrower hereby ratifies, confirms and reaffirms, all and singular, the terms and conditions of a certain Negative Pledge Agreement dated as of March 27, 2002 between Borrower and Bank, and acknowledges, confirms and agrees that said Negative Pledge Agreement shall remain in full force and effect.

7. ADDITIONAL COVENANTS; RATIFICATION OF PERFECTION CERTIFICATE. Borrower shall not, without at least thirty (30) days prior written notice to Bank: (i) relocate its chief executive office, or add any new offices or business locations (unless such new offices or business locations contain less than Five Thousand Dollars ($5,000.00) in Borrower's assets or property), or (ii) change its jurisdiction of organization, or (iii) change its organizational structure or type, or (iv) change its legal name, or (v) change any organizational number (if any) assigned by its jurisdiction of organization. Borrower hereby ratifies, confirms and reaffirms, all


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and singular, the terms and disclosures contained in a certain Perfection
Certificate dated as of March 27, 2002 between Borrower and Bank, and acknowledges, confirms and agrees the disclosures and information provided by Borrower to Bank in the Perfection Certificate has not changed, as of the date hereof.

8. AUTHORIZATION TO FILE. Borrower hereby authorizes Bank to file financing statements without notice to Borrower, with all appropriate jurisdictions, as Bank deems appropriate, in order to further perfect or protect Bank's interest in the Collateral.

9. CONSISTENT CHANGES. The Existing Loan Documents are hereby amended wherever necessary to reflect the changes described above.

10. RATIFICATION OF LOAN DOCUMENTS. Borrower hereby ratifies, confirms, and reaffirms all terms and conditions of all security or other collateral granted to the Bank, and confirms that the indebtedness secured thereby includes, without limitation, the Obligations.

11. NO DEFENSES OF BORROWER. Borrower agrees that, as of this date, it has no defenses against the obligations to pay any amounts under the Obligations.

12. CONTINUING VALIDITY. Borrower understands and agrees that in modifying the existing Obligations, Bank is relying upon Borrower's representations, warranties, and agreements, as set forth in the Existing Loan Documents. Except as expressly modified pursuant to this Loan Modification Agreement, the terms of the Existing Loan Documents remain unchanged and in full force and effect. Bank's agreement to modifications to the existing Obligations pursuant to this Loan Modification Agreement in no way shall obligate Bank to make any future modifications to the Obligations. Nothing in this Loan Modification Agreement shall constitute a satisfaction of the Obligations. It is the intention of Bank and Borrower to retain as liable parties all makers of Existing Loan Documents, unless the party is expressly released by Bank in writing. No maker will be released by virtue of this Loan Modification Agreement.

13. RIGHT OF SET-OFF. In consideration of Bank's agreement to enter into this Loan Modification Agreement, Borrower and any guarantor hereby reaffirm and hereby grant to Bank, a lien, security interest and right of setoff as security for all Obligations to Bank, whether now existing or hereafter arising upon and against all deposits, credits, collateral and property, now or hereafter in the possession, custody, safekeeping or control of Bank or any entity under the control of Silicon Valley Bank (including a Bank subsidiary) or in transit to any of them. At any time after the occurrence and during the continuance of an Event of Default, without demand or notice, Bank may set off the same or any part thereof and apply the same to any liability or obligation of Borrower and any guarantor even though unmatured and regardless of the adequacy of any other collateral securing the loan. ANY AND ALL RIGHTS TO REQUIRE BANK TO EXERCISE ITS RIGHTS OR REMEDIES WITH RESPECT TO ANY OTHER COLLATERAL WHICH SECURES TEE OBLIGATIONS, PRIOR TO EXERCISING ITS RIGHT OF SETOFF WITH RESPECT TO SUCH DEPOSITS, CREDITS OR OTHER PROPERTY OF THE BORROWER OR ANY GUARANTOR, ARE HEREBY KNOWINGLY, VOLUNTARILY AND IRREVOCABLY WAIVED.


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14. JURISDICTION/VENUE. Borrower accepts for itself and in connection with its properties, unconditionally, the exclusive jurisdiction of any state or federal court of competent jurisdiction in the Commonwealth of Massachusetts in any action, suit, or proceeding of any kind against it which arises out of or by reason of this Loan Modification Agreement; provided, however, that if for any reason Bank cannot avail itself of the courts of the Commonwealth of Massachusetts, then venue shall lie in Santa Clara County, California. NOTWITHSTANDING THE FOREGOING, THE BANK SHALL HAVE THE RIGHT TO BRING ANY ACTION OR PROCEEDING AGAINST THE BORROWER OR ITS PROPERTY IN THE COURTS OF ANY OTHER JURISDICTION WHICH THE BANK DEEMS NECESSARY OR APPROPRIATE IN ORDER TO REALIZE ON THE COLLATERAL OR TO OTHERWISE ENFORCE THE BANK'S RIGHTS AGAINST THE BORROWER OR ITS PROPERTY.

15. COUNTERSIGNATURE. This Loan Modification Agreement shall become effective only when it shall have been executed by Borrower and Bank (provided, however, in no event shall this Loan Modification Agreement become effective until signed by an officer of Bank in California).

         This Loan Modification Agreement is executed as a sealed instrument under the laws of the Commonwealth of Massachusetts as of the date first written above.

BORROWER:                                       BANK:

GTC BIOTHERAPEUTICS, INC.,                      SILICON VALLEY BANK, doing
formerly known as Genzyme Transgenics           business as SILICON VALLEY EAST
Corporation


By: /s/ JOHN B. GREEN                           By: /s/ DOUGLAS MARSHALL
    --------------------------------                ---------------------------

Name:  John B. Green                            Name:  Douglas Marshall

Title: Sr. Vice President and CFO               Title: Vice President


                                                SILICON VALLEY BANK


                                                By: /s/ MAGGIE GARCIA
                                                    ---------------------------

                                                Name:  Maggie Garcia

                                                Title: AVP
                                                (signed in Santa Clara County,
                                                California)


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